[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Exhibit 10.1
PRODUCT SUPPLY AGREEMENT
This PRODUCT SUPPLY AGREEMENT (the “Agreement”), effective as of August 1, 2018 (the “Effective Date”), is made by and between SHL Pharma, LLC, a private limited liability company existing under the laws of Florida, with offices at 588 Jim Moran Boulevard, Deerfield Beach, Florida (“SHL”), and Xeris Pharmaceuticals, Inc., a Delaware corporation, with its principal office at 180 N. LaSalle Street, Suite 1800, Chicago, Illinois, 60601 (“Customer”), collectively the “Parties” and each individually a “Party”.
WHEREAS, Customer is engaged in the research, development, and commercialization of products for patients with unmet medical needs; and
WHEREAS, Customer owns and possesses certain materials, intellectual property rights, information, and know-how related to identified products of interest, and related research programs; and
WHEREAS, SHL is engaged in the design, development and manufacture of drug delivery devices, and assembly of combination drug products involving delivery devices, including auto-injectors and pen injectors; and
WHEREAS, as of January 29th, 2016, Customer and SHL’s Affiliate, Scandinavian Health Limited, a private company existing under the laws of Hong Kong, with offices at Room 810, Argylc Centre, Phase 1, 688 Nathan Road, Kowloon, Hong Kong, (“Scandinavian Health”) entered into a Joint Development Agreement (“Joint Development Agreement”) under which Scandinavian Health was to modify an existing Scandinavian Health auto-injector device to customize it for use with Customer’s Primary Packaging (the customized SHL auto-injector device the “Device”, as further defined herein); and
WHEREAS, Customer desires that S1IL have Scandinavian Health manufacture the above-mentioned Device as a qualified supplier of SIIL and Customer, and have SHI, assemble the Device together with Customer’s Primary Packaging into a fully-assembled Product; and
WHEREAS, both Parties desire to enter into this Agreement to provide the terms and conditions upon which Customer shall engage SHL to have the Devices manufactured by Scandinavian Health and to provide the assembly Services related to the above-mentioned Device, Primary Packaging and Product;

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NOW, THEREFORE, for and in consideration of the foregoing promises and the mutual covenants and obligations contained herein, the Parties do agree as follows:

1.	DEFINITIONS

1.1
“Affiliate” means, with respect to a Party, any corporation, company, partnership, joint venture, or other business entity controlled by, controlling, or under common control with such Party. For purposes of this definition, “control’’’ means the direct or indirect beneficial ownership of fifty percent (50%) or more of the voting interest in an entity, or such other relationship as, in fact, constitutes actual control.

1.2	“Agreement” shall be as defined in the preamble.

1.3
“Background Intellectual Property” means Intellectual Property owned, licensed to, or otherwise controlled by one of the Parties hereto prior to the performance of the Joint Development Agreement or developed, licensed or otherwise controlled by one of the Parties outside the scope of the Joint Development Agreement or the Services and provided (whether hereto before or after the Effective Date) by that Party to the other for use in the Services within the scope of this Agreement.

1.4	“Capacity Commitment” shall have the definition stated in Section 5.1.6 and Appendix A.

1.5
“Components Colors” means the specific combination of colors of the surface of any specific components of the Device, chosen or accepted by Customer and approved by SHL in writing, to apply to the Device. For avoidance of doubt, typical surface elements may include but are not limited to the cap, needle shield, plunger rod, body, and rear cap of the Device. The Components Colors do not include the industrial design of the Device and do not therefore extend to the ornamental configuration, surface decoration features, or look and feel features of the Device.

1.6
“Confidential Information” means all confidential and proprietary information disclosed or provided hereunder to one Party by or on behalf of the other Party, its employees, consultants or advisors or any of the other Party’s Affiliates and its Affiliates’ employees, including, but not limited to: (i) written records, business plans, operational information (such as administration, human resource, employee(s) or financial information), individual lists, research, notes, manuals, notebooks, documentation, program Listings, flow charts, magnetic media, disks, diskettes and tapes, (ii) products and services, (hi) machines, articles of manufacture and computer programs, (iv) designs and configurations, (v) analyses, (vi) drawings, sketches, models, apparatuses, photographs and reports, (vii) computer software, including operating systems, applications and program listings, (viii) data bases, (ix) inventions, devices, new developments, methods, processes, systems, formulations, configurations and uses, whether patentable or unpatentable and whether or not reduced to practice, (x) other copyrightable works, (xi)

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all technology, Know-How, and trade secrets and (xii) all similar and related information, data, records and materials in whatever form. Confidential Information shall also include all reports, analyses, notes or records taken about the Confidential Information or other information that are based on, contain or reflect any Confidential Information.

1.7	“Customer Materials” means Primary Packaging and any other materials that Customer provides to SHL in order for SHL to carry out the Services and to produce the Product and Deliverables.

1.8	“Defense Action” shall have the meaning stated in Section 12.13.

1.9	“Deliverables” shall mean the Devices and Products to be sourced by and delivered by SI IL, and any other deliverable identified in this Agreement

1.10
“Device” means, as set forth in the preamble, the delivery system based on SHL’s [***] in the form of sub-assemblies sourced by SHL from Scandinavian Health and developed for Customer tinder the Joint Development Agreement, suitable for housing the Primary Packaging, inclusive of all components, assembly steps and quality release steps, to be manufactured as part of the Services, in accordance with Product requirements defined in Appendix A, and Product Specifications and Device specifications in the Quality Agreements. For purposes of clarity, the Device does not include Primary Packaging or the Drug Product contained therein.

1.11	“Drug Product” means a [***].

1.12	“Effective Date” shall be as defined in the preamble to this Agreement.

1.13	“Enforcement Action” shall have the meaning stated in Section 12.14,

1.14
“Facility(ies)” means: (i) with respect to the manufacturing of the Devices, Scandinavian Health’s facility located at 136 Guosheng 2nd Street, Taoyuan, Taiwan; (ii) with respect to the assembly of the Devices and Primary Packaging to produce Products, SHL’s facility located at 588 Jim Moran Boulevard, Deerfield Beach, Florida; or (iii) any facility operated by SHL or its Affiliates and approved in writing by Customer.

1.15
“FDA” means the United States Food and Drug Administration or any comparable directorate of food and drugs administration of any jurisdiction of the Territory into which Customer desires to file a regulatory submission.

1.16	“Field” means the treatment of moderate to severe hypoglycemia in adult or pediatric patients with type 1 diabetes.

1.17	“Force Majeure Event” shall have the definition stated in Article 23.

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1.18
“Foreground Intellectual Property” means all information. Intellectual Property, works, discoveries, and creations mat have been or are made, conceived or identified in the course of the performance of the Joint Development Agreement or the Services.

1.19
“Good Manufacturing Practices” or “Current Good Manufacturing Practices” (“GMP” or “cGMP”) means those practices laid down in international guidelines and regulations such as the cGMP rules of the World Health Organization, ISO 13485, the United States Code of Federal Regulations {Title 21, Parts 210-211, as well as Parts 808, 812, 820 and QSR), Guidance for Industry and FDA Staff (cGMP Requirements for Combination Products), and the European Union Guide to Good Manufacturing Practice including Annexes in the production of Pharmaceutical Products, and any subsequent or future revisions of such guidelines and regulations.

1.20	“Indemnified Party” is defined in Section 15.3.

1.21	“Indemnifying Party” is defined in Section 15.3.

1.22
“Intellectual Property” means all rights, whether registered or unregistered, in patents, patent applications, inventions, Know-How, trade secrets and other confidential information, trade dress, designs, copyrights (including, without limitation, rights in computer software), data, database rights and sin’ generis rights, rights affording equivalent protection to copyrights, semiconductor topography rights, trademarks, service marks, trade dress, logos, domain names, business names, trade names, brand names, certification marks, assumed names and other indicators or origin, rights in any drawings, designs, plans, specifications, manuals, computer software, assets, inventor’s certificates and invention disclosures, writings and other works of authorship, whether copyright or not, bills of material, moral rights and all other industrial or intellectual property or other rights or forms of protection of a similar nature or having similar effect in any part of the world and rights in and in relation to them and, where appropriate, applications for any of them in any country or jurisdiction, rights in the nature of unfair competition rights, rights to sue for passing-off or dilution, the right to apply for any of them and all other information necessary for the technical exploration of any of the same and all registrations of or for the same.

1.23	“Joint Development Agreement” is defined in the preamble to this Agreement.

1.24	“JSC” is defined in Section 4.1.

1.25
“Know-How” means unpatented, unpublished, technical information (including, without limitation, information relating to inventions, discoveries, concepts, methodologies, models, research, development and testing procedures, the results of experiments, tests and trials, manufacturing processes, materials, formulae, formulations, processes, research or experimental results, techniques and specifications, quality control data, analyses, reports and submissions) that is not in the public domain.

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1.26
“Latent Defect” shall mean a hidden flaw, weakness or imperfection of the Device or Product (other than any such flaw, weakness or imperfection related to or stemming from the Primary Package and/or the Drug, Product) that cannot be readily ascertained from the mere observation or a reasonable or customary inspection of the Product Latent Defects do not include defects of the Product that were caused by wear and tear, gradual deterioration or contamination.

1.27	“Long Term Forecast” shall have the definition stated in Section 5.1.1.

1.28
“Material Adverse Event” means the occurrence of, as shown based on one or more objective factors, any adverse circumstances or set of circumstances when taken individually or together with all other adverse changes or effects, which would make it commercially unreasonable to continue the Services.

1.29	“Price” means the price charged by SHL for the Product, which shall include the cost of the Device, as further defined in Appendix A.

1.30	“Primary Packaging” means a 1.0 mL long pre-fuled syringe to be supplied by Customer and containing a dosage of 0.5mg or l.0mg of Customer’s injectable Drug Product

1.31
“Product” means the combination of the Primary Packaging and the Device, inclusive of labelling and bulk secondary packaging. For the avoidance of doubt, once fully assembled, the Product includes Customer’s Drug Product contained in the Primary Packaging, the Device, a Product label, and secondary bulk packaging and labeling approved in writing by Customer and provided by SHL.

1.32	“Purchase Order” shall have the definition stated in Section 5.2.1.

1.33
“Quality Agreements” means the Quality Agreements entered into between Customer and SHL and between Customer and Scandinavian Health. The Quality Agreements shall include relevant Device and Product specifications, as applicable, and shall be amended from time to time as required. In the event of inconsistencies between this Agreement and the Quality Agreements, this Agreement shall control except for matters related to quality, compliance and regulatory affairs.

1.34	“Rolling Forecast” shall have the definition stated in Section 5.1.2.

1.35	“Scandinavian Health” is defined in the preamble to this Agreement.

1.36
“Services” means (l) the manufacturing and supply of Devices by SHL’s Affiliate, Scandinavian Health, at the Facility located in Taoyuan, Taiwan; (ii) the applicable testing and quality release of the Devices by SHL’s Affiliate, Scandinavian Health, at the Facility located in Taoyuan, Taiwan, (iii) the transportation of the Devices from the Facility located m Taoyuan, Taiwan to the Facility located in Deerfield Beach, Florida;

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(iv) incoming inspection and release of Devices and the assembly of the Devices and the Primary Packaging into Products by S1IL at the Facility located in Deerfield Beach, Florida; (v) the labeling and secondary bulk packaging of Products by SIIL at the Facility located in Deerfield Beach, Florida; (vi) the applicable testing, handling, and storage of the Devices, Primary Packaging and Products by SHL at the Facility located in Deerfield Beach, Florida. The Services identified in (i)-(vi) above are further described in Schedule A of this Agreement.

1.37	“Safety Stock” means a stock of SHL Materials at a level mutually agreed to by the Parties as specified in Appendix A.

1.38	“SHL Materials” means, other than Customer Materials, the Device and any additional labelling and bulk packaging materials that are reasonably required for the performance of the Services.

1.39	“Term” shall have the definition stated under Section 14.1.

1.40	“Territory” means the United States and any additional jurisdictions as agreed to in writing by the Parties.

1.41	“Working Group” is defined in Section 4.5 of this Agreement.

2.	SERVICES

2.1
During the Term, Customer shall request and SHL or its Affiliates shall perform the Services as described in this Agreement and Customer shall purchase Product requirements from SHL as described in this Agreement SHL shall be obligated to make available production capabilities sufficient to satisfy the Capacity Commitment and Customer shall be obligated to purchase Product requirements from SHL, as further defined in Section 2.5.

2.2
Product-specific operating assumptions and parameters are attached in Appendix A and may include but not he limited to Device description, Primary Packaging description, secondary- and bulk packaging description, batch sizes or multiples, other SHL Materials to be supplied or produced, storage conditions, Services and Deliverables to be performed, Price and compensation therefor, and JSC representation. SHL or its Affiliates shall perform the Services as described and identified in this Agreement and provide Customer with all Deliverables identified. All appendices and other exhibits hereto shall be deemed to be incorporated herein by reference.

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2.3
SHL possesses or will acquire quantities of SHL Materials that are required for the performance of the Services to fulfill Purchase Orders. SHL or its Affiliates shall ensure Devices used to assemble the Product will have remaining shelf-life of at least [***] at the time of Product assembly, as further described in Section 7.3 hereto. For the avoidance of doubt, SHL shall independently manage the supply and shelf-life of Device sub-assemblies from SHL’s Affiliate, Scandinavian Health, to ensure the above shelf-life requirements are satisfied.

2.4
SHL or its Affiliates shall perform the Services at the Facilities, in compliance with the Quality Agreements and all applicable laws and regulations, including applicable legislation concerning health, safety and environmental protection, and GMP, in effect on or after the Effective Date. All Deliverables made available to the Customer for delivery in accordance with this Agreement shall have been produced in accordance with the Quality Agreements and all applicable laws, the provisions of this Agreement, SHL’s standard operating procedures, and GMP. For the avoidance of doubt, SHL shall be obligated to ensure that SHL’s Affiliate, Scandinavian Health, complies with the compliance provisions herein through SHL’s supplier qualification and management program.

2.5
Subject to the obligations undertaken by Customer in Section 2.1 and after Customer has placed Purchase Orders for [***] Products, Customer shall have the option to qualify and register an alternate site for Product assembly, if desired. SHL agrees to negotiate a separate supply agreement in good faith for SHL’s Affiliate Scandinavian Health, to sell Device sub-assemblies to Customer for Product assembly at an alternate site, as required, including quantities in advance for assembly equipment design and testing. Except in the event of a Force Majeure Event adversely affecting SHL’s ability to assemble Product in accordance with this Agreement, Customer agrees to purchase no greater than [***] of Customer’s annual Product requirements from all alternate sites.

2.6
SHL represents and warrants that SHL and/or its Affiliates have, and shall maintain throughout the Term, the capabilities and necessary certifications to provide the Services in accordance with applicable laws, regulations and GMP. SHL further represents that SHT, and/or its Affiliates have, and shall maintain throughout the Term, all necessary authorization to manufacture the Devices and SHL and its Affiliates have all necessary authorizations to assemble the Products.

2.7
SHL shall not subcontract any part of this Agreement to any third party or entity unless allowed by the Quality Agreements or otherwise consented to in writing by Customer, which consent shall not be unreasonably withheld. If such consent is given, SHL shall only subcontract with those parties that have executed a supply agreement and quality agreement containing provisions of the character and scope of this Agreement and Quality Agreements applicable to the Services. Customer acknowledges that in SHL’s performance of the Services pursuant to this Agreement, SHL may subcontract portions

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of the Services to its Affiliates as identified in this Agreement and in the Quality Agreements.

2.8
SHL shall ensure that its and/or its Affiliates’ employees, subcontractors, and agents abide by the terms and conditions of this Agreement, and any breach by any of its and/or its Affiliates’ employees, subcontractors, or agents of any such terms or conditions shall be deemed a breach of this Agreement by SHL.

2.9	SHL shall cause Scandinavian Health to not take, or to fail to take, any action that would be inconsistent with SHL’s performance of its obligations under this Agreement.

2.10	EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, CUSTOMER AN D SHL MAKE NO OTHER REPRESENTATION OR WARRANTY, EXPRESS, OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PURPOSE.

2.11
Customer and SHL or its Affiliates shall review and update the Quality Agreements from time to time, as required. The Quality Agreement shall in no way determine liability or financial responsibility of the Parties for the responsibilities set forth therein or under this Agreement. In the event of a conflict between the terms of this Agreement and the Quality Agreements, this Agreement shall control except for matters related to quality, compliance and regulatory affairs, which shall be controlled by the Quality Agreements. Separate from this Agreement and the Quality Agreements, SHL shall enter into a quality agreement with SHL’s Affiliate, Scandinavian Health, to manage the manufacturing, supply and quality of Device sub-assemblies purchased by SHL for use in the Product, and the terms of such quality agreement shall be comparable to those in Customer’s Quality Agreements with SHL and Scandinavian Health.

2.12
SHL warrants that neither SIIL and its Affiliates, nor any of the employees or agents performing Services under this Agreement (i) have been debarred, and to the best of the SHL’s knowledge, are not under consideration to be debarred, by the FDA from working in or providing services to any pharmaceutical or biotechnology company under tine Generic Drug Enforcement Act of 1992 or any other equivalent or successor statutes, rules or regulations, whether foreign or domestic; or (ii) have been excluded, debarred, suspended or are otherwise ineligible to participate in federal healthcare programs or m federal procurement or non-procurement programs (as that term is defined in 42 U.S.C. 1320a-7b(f)) or convicted of a criminal offense related to the provision of healthcare items or services, but has not yet been debarred, suspended, proposed for debarment or otherwise determined to be ineligible to participate in federal healthcare programs.

3.	SUPPLY OF CUSTOMER MATERIALS

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3.1
Customer agrees to provide SHL and its Affiliates with quantities of Customer Materials and related quality documentation, as necessary or useful for SHL and its Affiliates and in sufficient quantities necessary to conduct the Services, as needed by SHL and its Affiliates for: (i) the release tests of the Devices, (ii) the assembly of the Products, and (iii) the testing and release of the Products. Unless otherwise agreed to in wilting by the Parties, deliveries of Customer Materials for the assembly of die Products must be at least [***] prior to the delivery date of the Products. Customer shall deliver such Customer Materials to SHL DDP Facility (Incoterms 2010), either to the Facility located at Deerfield Beach, Florida, or at the Facility located at Taoyuan, Taiwan, as indicated in writing by SHL. SHL and its Affiliates shall use Customer Materials solely to conduct the Services within the Facility and may not use the Customer Materials for any other purpose. By way of example, SHL and its Affiliates shall not produce any modified or unmodified derivatives of die Customer Materials, and shall not attempt to analyze the Customer Materials for its chemical composition or microbiological aspect. Customer acknowledges that sufficient and rim ply supply of Customer Materials is crucial for completion of the Services in a timely fashion.

3.2
If applicable, the Parties will cooperate with and assist each other as may be reasonably necessary to permit the import of the Customer Materials into the jurisdiction where the Services will be performed.

3.3
SHL shall not distribute or release any Customer Materials to any third party unless allowed by the Quality Agreements or otherwise instructed by Customer in writing. In addition, Customer Materials shall be used solely by SHL’s or SHL’s Affiliates’ employees and agents who are working directly on the Services. SHL or its Affiliates may not file for patent protection or other similar governmental rights on any invention encompassing, utilizing, or disclosing any Customer Materials.

3.4
All right, title, and interest in and to the Drug Product, Primary Packaging, and Customer Materials shall remain in Customer notwithstanding the transfer to and use by SHL or its Affiliates hereunder of the Customer Materials. Except for the right to use Customer Materials as expressly described herein, there are no grants of any right, license, or privilege under any patents, trade secrets, or other intellectual property rights to SHL or its Affiliates. SHL recognizes that Customer provides Customer Materials “as is”. CUSTOMER MAKES NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO CUSTOMER MATERIAL AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING, WIHIOUT LIMITATION, THOSE OF MERCIIANTABILJTY AND FITNESS FOR A PARTICULAR USE.

3.5	Within [***] after receiving any Customer Materials, SHL or its Affiliates will inspect such Customer Materials and will promptly notify Customer to the extent such Customer

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Materials do not conform to the applicable specifications, provided however, within [***] of receipt, SHL shall notify Customer of any apparent transportation damage.

3.6
Any loss of or damage to the Customer Materials, caused as a result of SHL’s or of its Affiliates’ negligence or intentional misconduct from the time the Customer Materials arrive at SHL’s facility shall be borne by SHL. SHL’s risks of loss and damage over the Customer Materials shall cease upon the delivery of the Products to Customer. For purposes of clarity, SHL’s risks of loss and damage with respect to the Customer Materials shall be limited to the replacement cost of the lost or damaged Customer Materials and shall be subject to the terms of Sections 3.10, 15.5 and Article 11.

3.7
Customer shall ensure that clear handling, use, and storage instructions are provided to SHL for all Customer Materials, in accordance with Appendix A and the Quality Agreements, and including any precautions or other special measures that SHL should be made aware of.

3.8	SHL or its Affiliates shall handle, use and store the Customer Materials in accordance with Appendix A, the Quality Agreements, and all applicable laws, regulations and GMP.

3.9
At the request of Customer, SHL shall return or destroy any Customer Materials in its possession, with written certification of such destruction provided upon Customer’s request, upon the completion of the Services, or the termination or expiration of this Agreement, subject to the terms of Section 3.10. Any costs associated with such request shall be borne by the Customer.

3.10
Customer acknowledges that, in accordance with applicable laws, SHL may not be able to return to Customer the Customer Materials upon completion of the Services, expiry or termination of this Agreement. Should SHL be unable to return the Customer Materials upon completion of the Services, expiry or termination of this Agreement, SHL shall notify Customer in advance, destroy the materials at Customer’s cost and expense, and provide Customer with a certificate of destruction. Customer may not seek any compensation or refund upon the occurrence of such discarding or destruction.

4.	PROJECT GOVERNANCE

4.1
Joint Steering Committee: As soon as reasonably practicable after the Effective Date, the Parties shall establish an executive lead team to be known as the joint steering committee (the “JSC”) to oversee, review, and coordinate the Services, and Deliverables. All other committees or Working Groups established under this Agreement shall be subordinate to the JSC. The JSC will be comprised of representatives designated by SHL (including representatives from SHL’s Affiliate Scandinavian Health, as desired) and Customer, appointed at the sole discretion of the respective Parties. Substitute representatives may be appointed at any time upon written notice to the other Party. The

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JSC will be chaired by joint chairpersons appointed by (he Parties. The initial composition of the JSC is provided in Appendix A.

4.2
Responsibilities: The JSC shall be responsible for: (i) overseeing, managing, and providing strategic direction to the collaboration; (ii) reviewing and monitoring rite activities and progress of Working Croups established under this Agreement; (iii) overseeing the integration and coordination of the Services, and Deliverables and associated legal matters; (iv) reviewing and monitoring the strategies and plans for Services, and Deliverables and overseeing and managing the implementation of such plans; (v) overseeing and managing changes to the budgets, Long Term Forecast, Rolling Forecast, Capacity Commitment, capital expenditures, and Price; (vii) ensuring quality, regulatory and compliance matters, including Device design and Product assembly change controls, are addressed as defined in the Quality Agreements; (viii) resolving disputes, disagreements, and deadlocks that are not resolved; (ix) determining whether the Services and the Deliverables should proceed in the event of a Material Adverse Event; and (x) undertaking or approving such other matters as arc specifically provided for the JSC under this Agreement.

4.3
Meetings of JSC: The JSC will meet [***] or as often as the Parties agree is reasonably necessary to accomplish its purpose, on a mutually agreeable date and at a mutually agreeable place. Additional representatives of SHL or Customer, or both, in addition to members of the JSC, may attend such meetings at the invitation of cither Party.

4.4
Decision Making of JSC: A minimum number of [***] JSC members, representing both Parties in an equal manner, are required for decision making purposes, unless otherwise agreed to by the Parties. Decisions of the JSC shall be made by the members present in person or by other means (e.g., teleconference) at any meeting, with each Party having [***] vote (regardless of the number of attendees of that Party) and at least [***] representative from each Party participating in such vote. In the event that the JSC is unable to reach consensus with respect to a particular matter, each JSC co-chairperson will appoint a representative to resolve the conflict within [***], and the proposed resolution will be presented to the JSC. In the event a dispute cannot be resolved by the JSC, then the matter will be resolved in accordance with Article 22. The minutes will be circulated and agreed upon by the Parties.

4.5
Working Groups: The JSC may designate working groups to address specific projects, planning or issues arising under the Agreement (“Working Groups”) regarding Services or Deliverables as required. Working Groups may be focused on specific areas, including: (i) quality, compliance and regulatory affairs, (ii) Device and Product design, tooling, equipment and assembly processes, (iii) operations and facilities, (iv) procurement, forecasting and capacity planning, (v) product development, (vi) project management and support, or (vii) any additional area deemed necessary by the JSC.

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Working Groups will meet as agreed by die Parties and will be responsible and report to the JSC.

5.	FORECASTS / ORDERS / INVENTORY

5.1	Forecasts

5.1.1
Before the end of January of each calendar year, Customer shall provide SHL with a written, non-binding, long range forecast for the next [***] of Customer’s anticipated requirements (“Long Range Forecast”) for the Services as further described in this Agreement.

5.1.2	Customer shall provide SHL at the beginning of each month with an [***] rolling forecast of its requirements for die Product (the “Rolling Forecast”):

a)	The [***] of such Rolling Forecast shall constitute a firm and binding order period, subject to the terms of Section 5.1.4 and 5.1.5.

b)	Months [***] of the Rolling Forecast shall be non-binding.
The Rolling Forecast shall be aligned with Customer’s production plan for Primary Packaging and quantities shall be in multiples of normal Primary Packaging batch quantities as listed in Appendix A, and subject to Capacity Commitments and forecast variances as described in Sections 5.1.5, 5.1.6, 5.1.7, and Appendix A.

5.1.3	Each Rolling Forecast shall be accompanied by new Purchase Orders, one Purchase Order for each planned batch of Primary Packaging, as further defined under Section 5.2.

5.1.4
To the extent Customer tails to provide a Long Term Forecast or Rolling Forecast as required under this Agreement, the last applicable Long Term Forecast or Rolling Forecast previously provided by Customer shall be deemed to be the latest and current Long term Forecast or Rolling Forecast provided by Customer. SHL has the right to adjust the level of capacity based on changes to the Long Term Forecast or Rolling Forecast.

5.1.5
Customer shall align production plans for the Primary Packaging, the Rolling Forecast and open Purchase Orders and will provide SHL with commercially reasonable advanced notice of any significant batch yield variance or delay that could impact the Rolling Forecast or open Purchase Orders, and in no event longer than [***] after such variance or delay is known to Customer. The first [***] of any Rolling Forecast represent commitments to purchase the amounts provided in the Rolling Forecast for those [***]. Customer shall not incur a penalty for any batch yield variance [***] the batch multiples agreed to in Appendix A. For any batch

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yield variance [***] below the batch multiples agreed to in Appendix A, Customer shall incur a [***] delivered under that Purchase Order. This shall be in addition to any other penalties or costs applied pursuant to this Agreement.

5.1.6
At the beginning of each year, the JSC shall review SHL’s monthly and annual maximum capacity available for Product (“Capacity Commitment”), as specified in Appendix A. Any conflicts between the Long Term Forecast and the Capacity Commitment shall be reviewed and resolved by the JSC as required.

5.2	Purchase Orders

5.2.1
Customer shall place Purchase Orders based on (i) planned Primary Packaging production plans, one Purchase Order per planned batch, and (ii) expected Primary Packaging batch sizes as listed in Exhibit A, and (iii) the binding portion of the Rolling Forecast (each a “Purchase Order”). SHL will make commercially reasonable efforts to confirm Purchase Orders within [***] including confirmation of die quantity, Price, and other relevant information, and lo deliver the Products within the timeframe specified on the confirmation of receipt of the Purchase Orders. In any event, Customer must provide Purchase Orders to SHL at least [***] before the desired delivery date for the Product.

5.2.2	Absent of Customer’s receipt of written notice to me contrary from SHL within [***] issuance of die Purchase Order, each Purchase Order shall be deemed accepted by SHL.

5.2.3
In the event SHL rejects a Purchase Order, SHI. and Customer shall promptly discuss such rejection in good faith with a view to agreeing upon an amended Purchase Order reasonably acceptable to Customer and SHL.

5.2.4
Customer shall align production plans for the Primary Packaging, the Rolling Forecast and open Purchase Orders such that Primary Packaging batch release and delivery to SHL shall occur at least [***] prior to the Purchase Order delivery date. If Customer delivers Primary Packaging less than [***] prior to the Purchase Order delivery date. Customer shall not be penalized except as noted herein. If Customer delivers a batch of Primary Packaging less than [***] before the then current Purchase Order delivery date, Customer shall incur a rescheduling charge of [***] applied to the then current Price for quantities delivered under that Purchase Order which shall be in addition to any other penalties or costs applied pursuant to this Agreement. For deliveries of Primary Packaging made less than [***] before the then current Purchase Order delivery date, SHL shall use commercially reasonable efforts to reschedule Purchase Order delivery within [***] of Customer’s actual delivery of the Primary Packaging. For the avoidance of doubt, SHL shah have no late delivery liability for shipping delays if Customer delivers Primary Packaging less than [***]

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prior to a Purchase Order delivery date and any such delays shall not constitute a breach of this Agreement by SHL.

5.3
Within [***] after the end of each month, SHL shall provide Customer with an inventory report showing quantities and batch numbers for Devices, Primary Packaging and Product at the Facility in Deerfield Beach, Florida, in a format Parries have agreed upon.

5.4	Customer shall modify open Purchase Orders in accordance with adjustments to the Rolling Forecast as described in Sections 5.1.5, subject to provisions therein.

6.	DELIVERY

6.1
Title and risk of loss shall pass to Customer at time of delivery of Products, EXW Facility at Deerfield Beach, Florida (Incoterms 2010). Customer shall be responsible for selecting the carrier to transport the Products from the Facility to Customer’s facilities or contractors. SHL shall cooperate with Customer and its selected carrier to arrange pick up for shipments as necessary to accommodate Customer’s Purchase Orders arid business needs. SHL will notify Customer at least [***] prior to the date when SHL intends to deliver the Products. SHL shall not release Product to the Customer arranged carrier without written confirmation from the Customer that the Product has been accepted for release and SHL is authorized to ship the Products, and such written confirmation from Customer shall not be unreasonably withheld.

6.2
SHL shall deliver Product to Customer in a form specified by the Quality’ Agreements, including certificates of compliance for each batch of Product. In the event SIIL fails to meet the Purchase Order delivery date or has reason to believe it will fail to meet such delivery date, SHL shall provide Customer with prompt written notice of such failure, identifying in such notice the earliest available date to make up for such failure.

6.3
SHL is responsible for maintaining and operating the Facilities and ail equipment used to manufacture the Devices or assemble the Products in an acceptable state of repair in accordance with applicable law and GMP. SHL is responsible for validating all such Facilities and equipment using SHL’s standard procedures. For the avoidance of doubt, SHL shall ensure SHL’s Affiliate, Scandinavian Health, complies with the provisions herein through SI IL’s supplier qualification and management program.

6.4
In order to perform the Services, certain Product-specific capital expenditures may be necessary in respect to equipment or the Facilities. Any such Product-specific capital expenditures must be approved by Customer in writing in advance and shall be borne by Customer. The Parties will include additional terms and conditions in Appendix A or enter into a separate dedicated equipment purchase agreement which shall address which Party owns such Product-specific dedicated equipment cost sharing obligations,

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and any other restrictions and obligations related thereto. Capital expenditures that are not Product-specific, including but not limited to maintaining regulatory compliance or expanding capacity, shall be borne by SHL.

6.5
All Products shall be labeled and packed in bulk secondary packaging provided by SHL. SHL shall be responsible for safe and adequate labeling and packaging of the Products for warehousing and shipping, which shall conform to Customer’s Product specifications and requirements, Exhibit A, and the carrier’s requirements. Each Product will be bulk packaged and shipped with all relevant material information and documentation, as specified in tire Quality Agreements or Exhibit A.

6.6
Except as provided under Article 23 and Section 5.2.3, if at any time during the Term, SHL is or expects mat it will be unable, in full or in part, to fulfill Customer’s Product Purchase Orders for any reason, SHL shall immediately notify Customer, detailing the extent to which it will not meet such requirements and provide Customer with the expected date of arrival of the Products. If Customer, m good faith, cannot accept the new date specified for delivery by SHL, or if the shipment fails to dispatch from the Facility within [***] after the delivery date specified on the original or revised Purchase Order, Customer shall be entitled to [***] reduction in Price for Product delivered under that order. For the absence of doubt, SHL is not responsible for delivery delays and/or failure to ship correct quantities of Product where such delays and failures are due to delays or short-falls in delivery of Customer Materials pursuant to Section 3.

6.7
Upon Customer’s written request, SHL will store the Products at die Facility at no additional charge for a period of up to [***] after release unless otherwise agreed to by the Parties. SHL may charge Customer a storage fee for any storage beyond [***] in an amount to be specified by SHL at a later date. In the event that SHL stores Products for Customer, Customer shall retain title to Products, and risk of loss or damage related to Products shall remain with Customer. SHL shall take such commercially reasonable efforts as are reasonably necessary to protect Products from damage, deterioration, loss, or theft. SHL will store all Products under the appropriate temperature and storage conditions as provided in the Quality Agreement and the Agreement. SHL shall not grant, nor permit any creditor or other third party to acquire any security interest, lien or other interest in or encumbrance on the Products. SHL shall reimburse Customer for any loss of or damage to the Products caused by SHL’s intentional misconduct or gross negligence. SHL shall issue an invoice for such Purchase Orders stored pursuant to this Section 6.7 upon release of the Product and any additional charges for storage fees shall be invoiced separately.

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6.8
In the event SHL is unable to deliver the Product due to a non-conformance issue associated with the Primary Packaging or for any cause that cannot be directly imputed to SHL’s performance of this Agreement (such as delay or failure to deliver Customer Material pursuant to Section 3), SHL will store inventory of the Devices, Primary Packaging or the Products at the Facilities for such period of time required to solve the non-conformance issue associated with the Primary Packaging or the cause preventing the delivery of the Products. In the event that SHL is required to store excess inventory of the Devices, Primary Packaging or Product for Customer in accordance with this section, SHL shall: (i) charge Customer a storage fee in an amount to be specified by SHL at a later date; (ii) retain title to Devices and Products only, and (hi) store the Devices, Primary Packaging and Products under the appropriate temperature and storage conditions as provided in the Quality Agreements and the Agreement.

6.9
In the event that inventories related to the Product need to be disposed of due to delays pursuant to Section 6.8 or changes in the design of Product, Customer shall be responsible for costs related to replacing and/or disposing of such inventories, except for limitations to SHL inventory as otherwise stated herein. In such an event, Customer shall not be liable for more than [***] of SI IL printed component inventory or [***] of SHI. Device inventory as applicable to the then current Roiling Forecast.

7.	CONFORMANCE

7.1	Unless as otherwise stated in the Quality Agreements, prior to delivering Product, SHL shall:

7.1.1
confirm Device sub-assemblies supplied by SHL’s Affiliate, Scandinavian Health, conform to specifications and perform local Quality reviews and batch release at their Facilities according to applicable laws and GMP; and

7.1.2	confirm Product conforms to the specifications and perform a local Quality review and batch release according to applicable laws and GMP; and

7.1.3	provide Customer with a certificate of compliance, deviation and investigation reports, and any other Product batch documentation required for Customer review, acceptance, and release; and

7.1.4	retain and store Product at the Facility under proper conditions until Customer has reviewed, accepted and provided written release for a Product batch; and

7.1.5	pull and retain samples for each batch of Product.

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7.2
SHL represents and warrants to Customer that, at die time of delivery, to the exception of the Primary Packaging, the Devices and Products will conform to and will have been processed in conformance with applicable specifications, change controls, Quality Agreements and laws, including GMP and be free from all liens, encumbrances and defects in the title other than those that arise directly as a result of actions taken by Customer.

7.3
The shelf life of a Device batch, including Device sub-assemblies used in a Product, shall be a minimum of [***] from the date of Product assembly. The shelf life of a Product batch shall be the shelf life assigned to the Primary Packaging batch used in the Product, as determined by Customer or Customer’s contractor, unless otherwise limited by the remaining shelf life of the Device at time of Product assembly, in accordance with the Quality Agreements. For the avoidance of doubt, the shelf life of the assembled Product shall not exceed the [***], unless the Parties agree the assembled Device shelf life can be extended beyond [***] in accordance with the Quality Agreements.

7.4
In the event that any Product delivered hereunder fails to conform to the specifications applicable thereto or any of the warranties provided in this Agreement, Customer may reject the same by giving notice thereof to SIIL, for any defects other than Latent Defects, within [***] after delivery, and for Latent Defects, within the shelf life of the Product, which notice shall specify the manner in which the Product fails to conform to any applicable specifications. All rejected Products will be returned to SHL or destroyed at SHL’s option and expense, if Device or Product assembly-related. In the event SHL accepts that Customer’s rejection is justified, the Product rejected in accordance with this section will be replaced as soon as practically possible by SHL with Product that meets the specifications and quality requirements set forth in this Agreement at no cost to Customer, to the exception of any Primary Packaging-related expenses. The foregoing remedy is Customer’s exclusive remedy with respect to SHL’s failure to deliver a Product that meets the specifications and quality requirements set forth in the Agreement.

7.5
If the Parties disagree as to whether a Product conforms to the specifications applicable thereto or the warranties provided in this Agreement, the Parties shall cooperate to have the Product in dispute analyzed by an independent testing laboratory commonly selected or agreed to by the Parties, as defined in the Quality Agreements. The results of such testing shall be final and binding on the Parties on the issue of conformance. If the Product is determined to conform to the specifications and the warranties, Customer shall bear the cost of the testing and pay for the Product If the Product is determined not to conform to the specifications and the warranties, SHL shall bear the cost of the testing and provide the remedies described in Section 7.4.

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7.6
In the event that Customer initiates a Product recall that can be attributed to a Latent Defect associated with the Device or Product and that is directly attributed to SHL’s lack of performance of Services or conformance with Product specifications, such recalled Product shall be replaced as soon as practically possible by SHL with Product that meets the specifications and quality requirements set forth m this Agreement and the Quality Agreements at [***]. For the avoidance of doubt, this Section 7.6 shall not serve to limit any remedies available to Customer pursuant to Section 15 hereunder.

8.	INSPECTIONS AND AUDITS

8.1
In accordance with the Quality Agreements, SHL shall advise Customer within [***] from the receipt of the official request if an authorized agent of any regulatory authority visits a Facility for an inspection concerning the Device or Product, or if a regulatory authority issues a request concerning the Device or Product Upon written request, SHL shall allow Customer to review, at the Facility, a copy of the report with respect to any such visit by such regulatory authority, if any, within [***] of SHL’s receipt of such report, provided that such review shall be subject to the provisions of Article 10 of this Agreement and that Customer shall not be allowed to make any copy of the documents reviewed. Prior to SHL submitting a response to any Device-specific or Product-specific regulatory authority regarding an inspection or request, Customer has the right to review any such response prior to submission to a regulatory authority. Customer’s right to review reports, data or documents under this section shall be subject to (i) SHL’s confidentiality obligations toward third parties, and (ii) SHL’s right to refuse to disclose proprietary data or information, to be exercised at SHL’s discretion, based on the nature of such data or information, the costs and expense of any regulatory audits that are specific to the Device or Product shall be borne by Customer.

8.2
In accordance with the Quality Agreements, Customer shall have the right, either by itself or through SHL approved independent outside auditors or consultants, which approval shall not be unreasonably withheld, not more than [***] during the Term to inspect and audit areas at each Facility where Services are performed by SHL; provided however, in situations where reasonable cause is shown. Customer shall have the right to audit more frequently for such situations. Such an audit may include the examination of production or quality records or performance of a general GMP audit, but excludes the right to make any copy of the documents reviewed or to Lake any photograph of the Facility visited. All such audits and any activity related to such shall be at Customer’s sole expense and shall (i) require at a minimum [***] advance written notice, (ii) occur during normal business hours as coordinated with SHL, and (hi) be scheduled in a manner that does not interfere unreasonably with operations. A condition of any such audit is that any such auditor or consultant shall enter into an agreement with the Parties on terms pursuant to which such independent auditor or consultant shall agree to maintain

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the confidentiality of the information obtained during the course of such audit Customer related costs and expenses of any such audits that are specific to the Device or Product shall be borne by Customer.

8.3	Nothing in this article or in this Agreement grants Customer a right to audit or inspect SHL’s financial and/or accounting records relating to this Agreement or SHL’s business overall

8.4
SHL will cooperate with the Authorities, in accordance with applicable laws and regulations, if such Authorities request to carry out unannounced inspections related to the Device or the Product at the Facilities, and in accordance with the Quality Agreements, SI 1L shall notify Customer as soon as reasonably possible and no later than [***] after any unannounced inspections by FDA or other Authority.

9.	PRICES

9.1
Product Prices stated in Appendix A (“Price”) shall be valid for a period of [***] from the date of initial production of Product using Customer’s Primary Package commercial validation batches. For the avoidance of doubt, such Price shall include all Services specified in Appendix A and shall include the cost of the Device. After such initial [***] period, Prices shall be confirmed or renegotiated by the Parties on a [***] basis taking into consideration any significant evolution of the cost of manufacturing of the Devices or of the assembly of the Products, provided that [***] period. If an unexpected economic event causes SHL’s documented manufacturing costs for the Device to increase by more than [***] within a calendar year, Parties agree to meet in good faith to negotiate a revised Price deemed equitable by both Parties. In the event Parties cannot agree on a revised Price, Parties shah have remedies as further described under Article 14.

9.2
Based on Customer’s expected annual Product purchases as reflected in the Rolling Forecast at the beginning of each year. Parties agree to process Purchase Orders throughout the year based on the then applicable or adjusted corresponding Price as reflected in Appendix A. If Customer’s actual annual Product purchases exceed the initial Rolling Forecast and qualifies for a lower Trice for the full year purchase volume, SHL. shall credit Customer for any Price differential for Purchase Orders already delivered and amend the Price on open Purchase Orders, and apply any such credit against open and future Purchase Orders until such credit is consumed. If Customer’s actual annual Product purchases falls below the initial Rolling Forecast and justifies a higher Price for the full year purchase volume, Customer shall reimburse SHL within [***], for any Price differential for Purchase Orders already delivered and amend the Price on open Purchase Orders as required.

9.3	Upon release of Product pursuant to Section 6.1, SHL shall submit invoices to Customer and such invoices shall be due and payable within [***] after Customer’s receipt thereof.

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Invoices shall be sent to Customer at; payables@xerispharma.com with a copy also sent to 180 N. LaSalle Street, Chicago, TL 60601.

9.4	All invoices must reference a valid Customer Purchase Order number. All payments to SHL shall be made by wire transfer to SHL.

9.5
All payments shall be exclusive of applicable taxes, including but not limited to sales tax, value added tax or withholding taxes. Any such applicable tax, including withholding taxes required under applicable law to be paid or withheld, shall be an expense of, and borne solely by, Customer. In the event any withholding tax is levied on the Services in any jurisdiction. Customer shall increase the sum effectively paid to SHL so that the amount received by SHL after withholding tax is deducted is the full amount SHL would have received if no withholding or deduction had been made, SHL shall assist Customer in any effort by Customer in claiming any exemption and/ or credit from such taxes under any double taxation or similar agreement or treaty from time to time in force, and in minimizing the amount required to be so withheld. In order to assist Customer in minimizing its withholding tax liability, upon reasonable request, SHL shall cooperate with Customer in providing necessary and reasonable documentation.

9.6
Notwithstanding the foregoing, Customer may contest any invoice or portion thereof if it reasonably believes that the charges reflected therein are inappropriate or questionable (paying all charges that are appropriate). For any invoice or portion of an invoice that Customer contests. Customer shall provide, within [***] of receipt of the invoice, written notification to SHL of such and SHL shall thereafter have [***] to respond to Customer. The Parties shall work together in good faith to resolve any such dispute within [***] of SHL providing its written response. Should the Parties be unable to resolve the matter within that time period, the Parties shall submit the matter to a mutually agreed third party for a binding determination regarding the disputed amount. The Parties agree that the third party shall have [***] to review, investigate, and make a determination. The costs arising during such dispute, including third party’s fees, administrative costs, attorney’s fees, and any other foreseeable and reasonable fees and expenses shall be paid within [***] after announcement of the determination by tire Party determined by the third party not be the prevailing party. Once the matter is resolved, Customer shall pay any outstanding charges within [***] thereafter.

9.7
In the event of early termination of this Agreement, SHL shall invoice Customer, its complete full and final settlement for such terminated work, a sum equal to its actual direct costs for the terminated work satisfactorily performed as of the effective date of termination, plus an allowance for reasonable overhead and profit on such direct cost. SHL shall, upon request provide a financial accounting of all costs incurred and other supporting documentation for completion of payments by Customer to SHL. The time frames stated in Article 9.3 apply to any such settlements. For the avoidance of doubt, Customer shall be obligated to purchase all Safety Stock upon termination.

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9.8	SHL may charge Customer an annual interest rate at [***] above the [***] for invoices that remain unpaid after tine due date.

9.9
If any invoice is not paid by Customer in accordance with the provisions of Article 9, SI IL may, at its discretion: (i) suspend the performance of the Services until the invoice is settled, provided that in such case, SHL will not be held responsible for any delay caused by such suspension; and (ii) exercise its right of lien or retention on any Deliverable that is still in SHL’s possession, including Deliverables ordered by Customer and manufactured by SHL pursuant to any Purchase Order issued in accordance with Section 5.2, whether the unpaid invoice relates to such Deliverables or such Purchase Order or is unrelated to them. SHL’s remedies under this section shall cease to be effective upon receipt by SHL of Customer’s payment in full of all amounts that remain due under this Agreement.

10.	CONFIDENTIAL INFORMATION

10.1
During the Term, each Party (the “Disclosing Party”) may disclose lo the other Party (the “Receiving Party”) Confidential Information. Confidential Information does not include information that (a) at the time of disclosure is published, known publicly, or is otherwise in the public domain, (b) is, at the rime of disclosure or later, becomes publicly known under circumstances involving no breach of this Agreement, (c) is, as evidenced by the Receiving Party’s written records, lawfully and in good faith made available to the Receiving Party by a thud party that did not (directly or indirectly) derive it from, or develop it for, the Disclosing Party, or (d) is, as evidenced by the Receiving Party’s written records, independently developed by the Receiving Party without the aid, use, or application of any of the Disclosing Party Confidential Information.

10.2
The Receiving Party (i) shall not disclose the Disclosing Party’s Confidential Information to any third party without first obtaining the express written permission of the Disclosing Party; (ii) shall use the Disclosing Party’s Confidential Information only as is necessary to fulfill its obligations pursuant to this Agreement, (iii) shah not reverse engineer or decompile any item containing Confidential Information, and (iv) except as expressly stated above, shall limit such disclosure to its officers, employees, consultants, advisors, and approved subcontractors that arc bound by confidentiality and non-use provisions at least as restrictive as those found herein on a need-to-know basis for purposes of fulfilling its obligations hereunder. In addition, the Parties shall not disclose the existence of this Agreement or its terms to any third party without prior written consent of the other Party, which shall not be unreasonably withheld. The obligations of confidentiality and non-use set forth herein shall remain in effect for a period of [***] after the termination or expiration of this Agreement. Notwithstanding the foregoing, with respect to any trade secret information within the Confidential Information, the confidentiality obligations hereunder shall continue for so long as such information remains a trade secret.

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10.3
Prior to the approved disclosure of the Disclosing Party’s Confidential Information to a third party, the Receiving Party shall obtain from any such third party a legally enforceable written agreement not to disclose the Disclosing Party’s Confidential Information, or knowledge or Know-How derived therefrom, to any third party or use such Confidential Information for any purposes other than those contemplated by this Agreement Both Parties shall take commercially reasonable efforts to protect the other Party’s Confidential Information from disclosure or misappropriation (but in no event shall such Party use less than a reasonable degree of care) and shall be responsible for entering into written confidentiality agreements with any third parties that are no less restrictive than the provisions of this Agreement and for enforcing such agreements. Upon request, each Party shall provide to the other evidence of any confidentiality agreement it required to he executed by a third party.

10.4
The existence of this Agreement, each of its terms and conditions, and all information required to be provided from one Party to another under the terms and conditions of this Agreement shall be deemed Confidential Information that is subject to the non-disclosure provisions of Article 10.

10.5
THE PARTIES ACKNOWLEDGE THAT EACH OF THEIR CONFIDENTIAL INFORM A HON IS PROVIDED TO THE OTHER ON AN “AS IS” BASIS. NEITHER PARTY MAKES WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE. OTHER’S CONFIDENTIAL INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

10.6
The confidentiality obligations of the Receiving Party under this Article 10 shall not apply solely to the extent that any information is required to be publicly disclosed pursuant to a governmental, securities or judicial requirement, or other requirement of law, but only after notifying the Disclosing Party of such requirement, if legally permitted, and, if requested by the Disclosing Party, using reasonable efforts to minimize such disclosure and to obtain confidential treatment for all or relevant portions of the Confidential Information to he disclosed.

10.7
Subject to any license rights granted hereunder, upon request of a Party, and in any case upon expiration or termination of this Agreement, each Party shall promptly delete and or destroy any electronic or magnetic copies and return to the other Parties all tangible copies of the other Party’s Confidential Information. Each Party shall confirm in writing to the other Party that Confidential Information has been deleted or destroyed.

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10.8
The Parties hereto acknowledge and agree that a breach of this Article 10 could give rise to irreparable harm for which money damages would not be an adequate remedy and accordingly the Parties agree that, in addition to any other remedies, each Party shall be entitled to obtain preliminary or injunctive relief and to enforce the terms of this Article 10 by a decree of specific performance.

11.	INSURANCE
Each Party shall maintain during the Term of the Agreement, at its own cost, general commercial insurance as well as any other insurance, excluding contractual liability insurance, which may be required by local regulations or by the scope and nature of Services being provided. SHL shall secure property insurance for The Facility in Deerfield Beach, Florida with coverage for individual damage up to [***].

12.	INTELLECTUAL PROPERTY RIGHTS

12.1
Background Intellectual Property: It is recognized and understood that the existing Background Intellectual Property of either Party are their separate property, respectively, and ownership of such existing Background Intellectual Property is not affected by this Agreement, and neither Party shall have any claims to, or rights in, such Background Intellectual Property of the other Party. It is expressly agreed that neither Party transfers by operation of this Agreement to the other Parry any interest in Background Intellectual Property other than expressly granted herein.

12.2
Foreground Intellectual Properly: The Parties acknowledge and agree that, in connection with the Device, no Intellectual Property has been jointly created or shall be jointly-owned by the Parties. As between the Parties, SHL shall own all Foreground Intellectual Property embodied in or related to the Device, including Intellectual Properly embodied in Device molds and tooling fabricated for Customer in support of the Device. SHL shall also own without limitation the right to sue and collect damages for past present and future infringement or misappropriation of all Intellectual Property rights embodied in or related to the Device. Customer shall promptly disclose to SHL on a confidential basis any invention or discovery concerning any aspects of the Device conceived, or conceived and reduced to practice, in the performance of the Services under this Agreement. Customer shall require its employees and/or, its agents perforating under this Agreement to promptly report and assign such Intellectual Property to SHL. Upon receipt of a written request delivered by SHL, within [***] of the disclosure of such invention as stated under this section, Customer shall execute, without charge to SHL, an irrevocable assignment of all such rights, title and interest in and to such invention lo SHL. Customer further agrees to use its commercially reasonable efforts to assist SHL, at SHL’s request, cost and expense, to file patent, prosecute and maintain applications and patents on such invention. Nothing in this Agreement gives Customer or its Affiliates the right to file for patent protection or other similar governmental rights

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(including but not limited to Reference Listed Drug filings such as the FDA’s Orange and Purple Books) claiming any invention encompassing, utilizing, or disclosing any SHL Materials.

12.3
Customer Materials: Customer shall own all Foreground Intellectual Property embodied in or related to the Customer Materials, including but not limited to any forms or formulations of the Drug Product, methods of using the Drug Product, dosage regimens, treatments employing the Drug Product, or improvements to the Drug Product, and any improvements in or to any of the preceding. Subject to Section 12.2 above, Customer may pursue patent or other legal protection of its Intellectual Property at its discretion. SHL shall promptly disclose to Customer on a confidential basis any invention or discovery directly related to the Customer Materials, including the Drug Product conceived, or conceived and reduced to practice, in the performance of the Services under this Agreement. SHL shall require its employees and/or, its agents performing under this Agreement to promptly report and assign such Intellectual Property to Customer. Upon receipt of a written request delivered by Customer, within [***] of the disclosure of such invention as stated under this section, SHL shall execute, without charge to Customer, an irrevocable assignment to Customer of all such rights, title and interest in and to such invention. SHL further agrees to use its reasonable efforts to assist Customer, at Customer’s request, cost and expense, to file patent, prosecute and maintain applications and patents on such invention. Nothing in this Agreement gives SHL or its Affiliates the right to file for patent protection or other similar governmental rights (including, but not limited to, Reference Listed Drug filings such as the FDA’s Orange and Purple Books) claiming any invention encompassing, utilizing or disclosing any Customer Materials.

12.4	Industrial Design

12.4.1
Customer does not request the creation of a specific industrial design for the Device. The Parties acknowledge that no specific design has been created as part of the Services. The design of the shell and of the cap components of the Device shall he under the current standard industrial design of the Device platform, which has not been specifically created by SHL for Customer. The industrial design shall be part of SHL’s Background intellectual Property.

12.4.2
Customer hereby requests the use of Components Colors, as described in Appendix A. SHL agrees that SHL and its Affiliates will not manufacture, have manufactured, provide, or assist any third party to manufacture any device based on the same technology [***] that has components of the same color combination as the Components Colors, when such device is to be used in connection with the Drug Product, in the Field and in the Territory.

12.5	Licenses

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12.5.1
Subject to tine terms and conditions of this Agreement, SHL hereby grants, and causes its Affiliates to grant, to Customer, and Customer hereby accepts, a royalty free, hilly paid-up, non-transferable, non-exclusive license covering the distribution, use, sale, offering for sale, promotion, marketing, exportation, and importation of the Device for the sole purpose of Product in the therapeutic Field and this Agreement. This license shall be exclusive of any right to manufacture the Device This license may not be sub-licensed by Customer to any person or entity except to (i) its Affiliates; (ii) third parties (other than competitors of SHL) but solely for the purpose of providing non-manufacturing services, including but not limited to testing or assembly services, on behalf of Customer or its Affiliates with respect to the Product and solely for the purpose of this Agreement; and (iii) its licensees, customers and distributors of the Drug Product or the Product in the ‘Territory in connection with obtaining and maintaining regulatory approvals, and the distribution, use, selling, offering for sale, promotion, marketing, exportation, and importation of the Devices, by such licensees, customers and distributors of the Drug Product or the Product. Any license granted hereunder shall automatically terminate upon the expiration or termination of this Agreement without need of any further writing between the Parties; provided, however, that Customer may continue to exercise such license to the extent necessary for the sale by Customer of any remaining inventory of Product.

12.5.2
Subject to the terms and conditions of this Agreement, Customer hereby grants to SHL, and SHL hereby accepts, a royalty-free, hilly paid-up, nontransferable, non-sub-licensable, and non-exclusive License to use die Customer Materials to perform the Services pursuant to this Agreement. This license shall be exclusive of any right to manufacture, develop or create derivative works of the Drug Product, the Primary Packaging or other Customer Materials. This license may not be sub-licensed by SHL to any person or entity except to (i) its Affiliates or (ii) third parties (other than competitors of Customer) but, in each case, solely for the purpose of providing manufacturing testing or assembling the Device, on behalf of SHL or its Affiliates with respect to the Product and solely in connection with this Agreement. Any License granted hereunder shall automatically terminate upon the expiration or termination of this Agreement without need of any further writing between the Parries.

12.5.3
All licenses or other rights to use, by one Party, the Intellectual Property of the other Party as granted under this Agreement shall be limited to the specific Drug Product, Device, Field and Territory as specified in this Agreement and no such license shall be deemed to grant a Party access to Intellectual Property for any application to or use with a particular drug, device, field and/or indication that has not been previously identified in this Agreement.

12.6	SHL owns and shall retain all right, title, and interest in and to all SHL’s Confidential Information and SHL’s Intellectual Property. Except otherwise stated within this

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Agreement, no Intellectual Property, right, license or privilege is granted to Customer under this section.

12.7
Customer owns and shall retain all right, title, and interest in and to all Customer’s Confidential Information and Customer’s Intellectual Property. Except otherwise stated within this Agreement no Intellectual Property, right, License or privilege is granted to SHL under this section.

12.8
Patenting: Customer shall control the filing, prosecution, and maintenance of any patent applications claiming any Customer’s Intellectual Property, and shall be responsible for paying all costs associated therewith, SHL shall control the filing, prosecution, and maintenance of any patent applications claiming any SHL’s Intellectual Property, and shall be responsible for paying all costs associated therewith.

12.9	Upon request SHL may provide only lo Customer’s appointed patent attorney the freedom to operate assessment conducted by SHL and/or its outside patent counsel related to the Device.

12.10
Customer shall provide SHL with artwork, copy, or other material developed or produced in support of the Product labels, printed packaging materials and Product inserts/leaflets. SHL will not make any change to the artwork, copy, or other materials submitted to the FDA by Customer without the prior written approval of Customer. Customer shall have the right to specify any commercially reasonable individual or bulk package sizes and types. SHL disclaims any responsibility with respect to any such artwork, copy or other material developed or produced in support of the Products’ labels, printed packaging materials and inserts/leaflets. Customer shall have no rights to use the artwork, trademarks, service marks, trade names, and logos owned by or licensed to SHL without SHL’s prior written consent.

Customer warrants that labels and printed packaging materials related to the Products shall not infringe, copy, or free ride, in whole or in part, upon the labels, trade dress, or printed packaging materials of third parties.

12.11
Except as specifically set forth herein, the Parties expressly acknowledge and agree that neither intends to convey any rights, licenses, assignments or grants to the other, by implication, estoppel or otlierwi.se, as a result of this Agreement. Nothing in this Agreement shall be construed as conveying any rights, license, assignments or grants (implied or mandated by law, equity or otherwise) in either Party’s Intellectual Property, including without limitation any Know-How, statutory or non-statutory rights, and in any other drug or pharmaceutical product besides the Product The Parries shall execute and deliver such further documents and take such further actions as may be necessary or appropriate to effectuate more fully this Agreement and to carry out the business contemplated by this Agreement, including without limitation any Intellectual Property

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licenses or assignments, grants or powers-of-attorney, as may be commercially reasonable and required.

12.12
If either Party becomes aware of any circumstance, claim, or proceeding that relates to the Intellectual Property embodied in the Device or Product that may adversely affect the validity, title, or enforceability of such Intellectual Property, or any actual, alleged, or threatened infringement of such Intellectual Property, or any actual, alleged, or threatened misappropriation or misuse of such Intellectual Property, such Party shah promptly notify the other Party thereof in writing.

12.13
If any Intellectual Property embodied in tire Product becomes the subject of a third party claim of Intellectual Property infringement, misappropriation, or misuse, SHL, with respect to the Device Intellectual Property, and Customer, with respect to the Customer Materials Intellectual Property, may, at its cost and expense, defend against such claim or initiate any declaratory judgment action or bring any other action necessary to protect such Intellectual Property (a “Defense Action”). If a Partly commences any such Defense Action as provided hereunder, the other Party may, at its option, elect to join such Party in such Defense Action, in which case such other Party shall bear its own out-of-pocket expenses (including the fees and expenses of any separate counsel) arising from such election to join. In connection with any such Defense Action and subject to the provisions of Section 12.16, the Parties shall cooperate fully and shall provide each other with any information or assistance that either reasonably requests.

12.14
If a third party infringes, misappropriates, or misuses any Intellectual Property embodied in the Product, in the Territory, SHL, with respect to the Device Intellectual Property, and Customer, with respect to the Customer Materials Intellectual Property, may institute, at its sole cost and expense, any actions against such third party for any such infringement, misappropriation or misuse of any such Intellectual Property in the Territory (each an “Enforcement Action”). If a Party fails to institute any such Enforcement Action within [***] of becoming first aware of any such infringement, misappropriation, or misuse, the other Party shall have the right but not the obligation to institute, at its sole cost and expense, such an Enforcement Action. If such other Party institutes an Enforcement Action, such Party agrees to be named as a Party to the Enforcement Action and take whatever other action is necessary for such other Party to institute and pursue the Enforcement Action. The conduct of such Enforcement Action shall be subject to the provisions of Section 12.16.

12.15
Each Party shall reasonably cooperate and execute all necessary documents and take appropriate actions, at the expense of the prosecuting Party, to: (i) allow the other Party to exercise a Defense Action, and (ii) institute and prosecute such Enforcement Action. In connection with any such Defense Action or Enforcement Action, the Parties shall fully cooperate and shall provide each other with any information or assistance that

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either reasonably requests. Each Parry shall keep the other informed of developments in any such Defense Action or Enforcement Action.

12.16
Neither Party may settle any Defense Action or Enforcement Action or consent to the entry of any judgment or settlement or otherwise compromise any such action or suit in any way that may adversely affect the other Party’s rights or interests, without the other Party’s prior written consent.

12.17
Any award paid by a third party as a result of any Defense Action or Enforcement Action contemplated under Section 12.13 or 12.14, as applicable, whether by way of settlement as contemplated by Section 12.16 or otherwise, shall be allocated first pro rata to the reimbursement of any expenses incurred by the Parties in such Defense Action or Enforcement Action, and any remaining amounts shall be allocated to the Party that instituted such Defense Action or Enforcement Action.

12.18
To the best knowledge of the Parties as of the Effective Date, neither the entering of this Agreement nor fulfilling their obligations in connection with this Agreement will infringe the Intellectual Property, contractual, or other proprietary rights of any third party. Further, SHL represents and warrants, to SHL’s knowledge, to Customer that, as of the Effective Date, the use and sale of the Device or any other technology used and associated with such Device, will not infringe the Intellectual Property or other proprietary rights of any third party. Customer represents and warrants, to Customer’s knowledge, to SHL that, as of the Effective Date, the use of the Customer Materials will not infringe the Intellectual Property or other proprietary rights of any third party.

13.	USE OF NAME
Neither Party will use the name, logo, or trademarks of the other Party or its Affiliates in any publicity, regulatory filing, advertising, or news release without the prior written approval of an authorized representative of the other Party.

14.	TERM AND TERMINATION

14.1
The Initial Term of this Agreement shall end upon the fifth (5th) anniversary of the Effective Date (the “Initial Term”). This Agreement shall automatically renew for successive two (2) year periods (each a “Renewal Term”, and ah such Renewal Terms together with the Initial Term, collectively the “Term”), unless either Party notifies the other Party in writing at least [***] prior to the expiration of the then current Term that such Party does not wish to renew this Agreement for an additional Renewal Term.

14.2	Termination for cause.

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14.2.1
Either Party may terminate this Agreement for cause prior to the completion of the Term. If a Party fails to perform any material obligation or otherwise breaches any material provision of this Agreement, the non-breaching Party may provide written notice thereof, specifying in detail the nature of the breach and indicating its intent to terminate if such breach is not cured. A Party in breach of this Agreement shall have [***] from receipt of such notice to remedy such breach. If the breach is not cured within [***], the non-breaching Party may elect to terminate this Agreement immediately by written notice to the breaching Party.

14.2.2
Customer may terminate the Agreement at any time during the Term if (i) except as provided under Article 23, SHL voluntarily delays the performance of the Services for a continuous period of [***], or (ii) [***] which were not the result of Customer’s failure to deliver Primary Packaging on-time, or (in) Customer provides SHL with a copy of the notice received from the FDA informing it of a refusal, cancellation or withdrawal of the regulatory authorization that would have allowed Customer to commercialize the Product or the Drug Product in the Territory.

14.2.3
Either Party may terminate this Agreement effective upon issuance of written notice if, at any time, the other Party files a petition in bankruptcy, or applies for or consents to the appointment of a receiver or trustee, or makes an assignment for the benefit of creditors, or suffers or permits the entry of an order adjudicating it to be bankrupt or insolvent.

14.3
Termination without cause. This Agreement can be terminated without cause by one Party providing written notice to the other Party [***] prior to the expiration of the Initial Term or die expiration of any subsequent Renewal Term, as provided for in Section 14.1

14.4	Effect of termination or expiration.

14.4.1
Upon termination or expiration of, as applicable, this Agreement, SHL shall immediately continue its use of Customer Materials and performance of the Services as directed by Customer, except as otherwise required to complete Services described herein.

14.4.2
If expiration or termination of this Agreement is due to a material breach as described in Section 14.2.1, the terminating Party shall not have any obligation to make any further payments to the other, except for any amount that would remain due to the other Parry as of the date of termination or expiration of the Agreement. In the event of expiration or any termination (other than a termination due to a material breach by SHL) occurring prior to the completion of the Services, Customer shall not be relieved of its obligation to; (i) accept deliver of conforming Products manufactured or in the process of being manufactured for Purchase Orders opened prior to the date of termination or expiration, (ii) pay for all conforming Products manufactured or

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in the process of being manufactured for open Purchase Orders prior to the date of termination or expiration; and (iii) cover all costs related to work in process and the raw materials to be specifically used in the performance of this Agreement and that were purchased or stored by SHL in accordance with Customer’s binding and non-binding forecast in accordance with Section 5.1.2 including, but not limited to, any Safety Stock maintained pursuant to this Agreement and Device sub-assembly work in process produced by SHL prior to the date of termination or expiration of this Agreement.

14.4.3
If expiration or termination of this Agreement is not da e to a material breach by either Party as described in Section 14.2 1, Customer shall have the option to: (i) secure additional Product from SHL at the men applicable Price for quantities up to [***] of the latest Rolling Forecast for delivery at a mutually agreeable time; and (ii) purchase empty Device sub-assemblies required to assemble Product at another manufacturing site for a minimum of [***] after SHL Services at the Facilities have been completed [***].

14.4.4
Upon the expiration or termination of this Agreement and upon receipt by SHL, in hill, of all fees and expenses due by Customer, each Party shall promptly and in any event within [***], return to the other its Confidential Information and tangible embodiments of its Intellectual Property and tangible copies thereof as well as destroy all electronic copies thereof in that Party’s possession, custody or control; provided, however, that each Party may retain a copy of such information as necessary for archival purposes. Each Party shall, upon request, provide to the other a written confirmation that ah the foregoing information or materials have been either returned to the Party to whom they belong or have been lost or destroyed such that no copy, electronic or otherwise, exists in the confirming Party’s possession, custody or control.

14.4.5
Any licenses to Intellectual Property shah be deemed cancelled and revoked without need of any further writing between the Parties. Such cancellation and revocation shah not apply to Products already delivered, and the Devices therein, or Devices purchased and provided under Section 14.4.3.

14.4.6
Termination or expiration of this Agreement shall not waive any other remedies or continuing obligations as set forth herein or in the Quality Agreements, including, but not limited to those regarding quality, Confidential Information and Intellectual Property.

15.	INDEMNIFICATION AND LIABILITY

15.1	Customer shall defend and indemnify SHL and its Affiliates, and its officers, agents, and employees, from and against all third party claims, losses, damages, injuries, costs,

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or expenses that may be sustained., suffered, or incurred by any of the foregoing, including without limitation, expenses of litigation and reasonable attorneys’ fees for: (i) any breach of Customer’s representations, warranties, or obligations under this Agreement, or non-fulfillment of or failure to perform any covenant or agreement made by Customer in this Agreement, which breach of representations shall include, for the avoidance of doubt, the infringement of any third party’s Intellectual Property by the use of Customer Materials by SHL, as permitted hereunder; (ii) any personal injury, death or property damage caused by the possession, use of Customer Materials or consumption by any person of the Drug Product to the extend such injury, death or damage was not caused by a defect or malfunction of the Device; (iii) any manufacturing defect in the Drug Product or the Primary Packaging; (iv) the use of any Primary Packaging or Drug Product supplied to SHL by Customer; and (v) any other intentional act, negligent act or omission on the part of Customer or its respective employees or agents, ill each case, to the extent any such losses are not the result of the negligence or willful misconduct of SHL.

15.2
SHL shall defend and indemnify Customer and its Affiliates, and its officers, agents, and employees, from and against all third party claims, losses, damages, injuries, costs, or expenses that may be sustained, suffered, or incurred by any of the foregoing, including without limitation, expenses of litigation and reasonable attorneys’ fees for (i) any breach of SHL’s representations, warranties, or obligations under this Agreement, or non-fulfillment of or failure to perform any covenant or agreement made by SHL m this Agreement, which breach of representations shall include, for the avoidance of doubt, the infringement of any third party’s Intellectual Property by the manufacture, use, sale, importation, assembly or distribution of the Device in the Territory by Customer; (ii) any personal injury, death or property damage caused by the possession, use or consumption by any person of the Device that is a result of SHL’s actions or inactions, to the extent such personal injury, death or property damage was not caused by the possession, or use of any of the Customer Materials or consumption of the Drug Product; (iii) any personal injury, death or property damage caused by the possession, use or consumption by any person of the Device that is a result of SHL’s actions or inactions, to the extent such personal injury, death or property damage was not caused by the possession, use of any of the Customer Materials or consumption of the Drug Product; and (iv) any other intentional act, negligent act or omission on the part of SHL or its employees or agents including, without limitation, SHL’s failure to comply with all applicable laws, rules and regulatory requirements within the Territory concerning the Device, except if any such claim arises from a negligent act or omission or the intentional misconduct of Customer.

15.3
In the event that any claim is asserted against any Party hereto, or any Party hereto is made a Party defendant in any action or proceeding, and such claim, action or proceeding involves a matter which is subject to a claim for indemnification under this Article 15,

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then such Party (an “Indemnified Party”) shah promptly give written notice to the other Party (the “Indemnifying Party”) of such claim, action or proceeding, and such Indemnifying Party shall have the right to join in the defense of said claim, action or proceeding, at such Indemnifying Party’s own cost and expense, and if the Indemnifying Party agrees in writing to be bound by and to promptly pay the full amount of any final judgment from which no further appeal may be taken and if the Indemnified Party is reasonably assured of the Indemnifying Party’s ability to satisfy such agreement, then at the option of the Indemnifying Party, such Indemnifying Party may take over the defense of such claim, action or proceeding, except drat, in such case, the Indemnified Party shall have the right to approve any attorney or counsel selected by the Indemnifying Party (which approval shall not be unreasonably delayed or withheld) and to join in the defense of said claim, action or proceeding at its own cost and expense. In no event shall either Party institute, settle, or otherwise resolve any claim or potential claim, action or proceeding relating to the Product or intellectual Property of or licensed by SHL under the terms of this Agreement without the prior written consent of the other Party.

15.4
In no event shall either Party be liable to the other Party under this Agreement for: (i) any indirect, consequential, incidental, punitive, or special damages; and (ii) lost profits, loss of use, loss of data, loss of revenue, or damages resulting from value added to the Product.

15.5
In no event shall either Party’s total liability to the other Party arising under this Agreement, including any indemnification paid by either Party pursuant to Sections 15.1 and 15.2 of this Agreement exceed the total amount received by SHL from Customer under this Agreement during any [***] period beginning on the Effective Date, or the sum of [***], whichever is lesser.

16.	SURVIVAL
Termination of this Agreement by either Party or its expiration shall not affect the rights and obligations of the Parties accrued prior to the date of the termination or expiration. The rights and obligations of the following Articles and Sections shall survive the expiration or termination of the Agreement: 1, 2.9, 3.4, 3.9, 7, 8.1, 10, 11, 12, 13, 14.4, 15, 16, 17, 18, 19, 20, 21, 22 and 25; except, SHL’s obligation to continue performing the activities in this Agreement shall not survive.

17.	SEVERABILITY
If a court or other tribunal of competent jurisdiction should hold any term or provision of this Agreement to be excessive, invalid, void, or unenforceable, the offending term or provision shall be deleted, and if possible, replaced by a term or provision which, so far as practicable achieves the legitimate aims of the Parties. Any invalidity or unenforceability of any article or provision of this Agreement shall not affect the remainder of the Agreement.

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18.	RELATIONSHIP BETWEEN THE PARTIES

18.1
SHL and Customer, for all purposes related to this Agreement, shall be deemed independent contractors. Nothing in this Agreement shall be deemed to create a relationship of employment or agency or to constitute the Parties as partners or joint ventures.

18.2	This Agreement shall not be deemed to confer any rights or remedies upon any person not a Party hereto.

18.3	SHL and Customer shall bear the sole responsibility for all compensation and benefits of their respective employees, subcontractors, and agents.

19.	NO WAIVER
The failure of either Party to require performance by the other Party of any of that other Party’s obligations hereunder shall in no manner affect the right of such Party to enforce the same at a later time. No waiver by any Party hereto of any condition, or of the breach of any provision, term, representation or warranty contained in this Agreement shall be deemed to be or construed as a further or continuing waiver of any such condition or breach, or of any other condition or of the breach of any other provision, term, representation, or warranty hereof.

20.	NOTICES
Any notices given under this Agreement shall be in writing and shall be deemed delivered when received. Any notice under this Agreement shall be sent by: (i) first-class mail, postage prepaid; (ii) fax transmittal with confirming transmission; (hi) by electronic delivery with confirming transmission and receipt; (iv) courier; or (v) hand deliver)’; and addressed to the addresses shown below (or any other address as the Parties may notify each other in writing):

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For SHL:
SHL Pharma, LLC
588 Jim Moran Boulevard
Deerfield Beach, FL 333442
Attention Peter Noolandi, Managing Director
Phone +1954-725-2010
Email: peter.noolandi@shl-group.com
with a copy to:
Scandanavian Health Limited
136 Guosheng 2nd Street
Taoyuan 33060
Taiwan, ROC
Attention: General Counsel
Phone: +886 3 217 0303
Fax: +866 3 217 4928
Email: legal.pharma@shl-group.com

For Customer:
Xeris Pharmaceuticals, Inc.
180 N. LaSelle Street, Suite 1800
Chicago, Illinois 60601
Attention: John Shannon
Email: JShannon@xerispharma.com
With a copy to:
Attention: Roger Keding
Email: Rkeding@xerispharma.com
And to:
Shearman & Sterling LLP
111 Congress Avenue
Austin, TX 78701
Attn: Cassandra Cuellar, Esq.
Email: Cassandracuelar@shearman.com

21.	GOVERNING LAW
This Agreement shall be governed by and construed in accordance with the laws of the state of New York without regard to choice of law provisions.

22.	DISPUTE RESOLUTION
If any dispute arises between the Parties hereto relating to this Agreement, they agree to promptly enter into negotiations by and between executives with full authority to settle such dispute within [***] following delivery of written notice of such dispute. If the executives cannot resolve the dispute, then either Party can resort and seek judicial remedy with venue of the dispute vested in the state courts of New York City, New York. The Parties hereby consent to the personal and exclusive Jurisdiction and venue of these courts.

23.	FORCE MAJEURE
No Party shall be liable for a failure or delay in performing any of its obligations under this Agreement if, and only to the extent that, such failure or delay results from causes beyond the reasonable control of the affected Party, including but not limited to acts of God, earthquakes, floods, fires, typhoons, tornados, disruptions of essential services and utilities, strikes, epidemics, war, acts of terrorism, riots, sabotage, or other occurrence which is beyond the control of the Party making the claim (a “Force Majeure Event”). The Party claiming a Force Majeure Event must provide prompt written notice to the other Party of the Force Majeure Event. Such non-performance will be excused for [***] or longer if by written agreement between the Parties; the Party claiming a Force Majeure Event shall exercise ah reasonable efforts to eliminate or

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limit the effects of a Force Majeure Event and to resume performance of its affected obligations as soon as practicable.

24.	ASSIGNMENT

24.1
No Party may assign this Agreement, in whole or in part, to any third party without the consent of the other, which shall not be unreasonably withheld, except that Customer may assign this Agreement in connection with the sale of all or substantially all of its assets or Product assets. The Parties’ Affiliates shall not be considered third parties for the purposes of this section. No assignment of this Agreement under this section may relieve the assigning Party of its obligations under this Agreement.

24.2	The terms and conditions of this Agreement shall be binding upon, and shall inure to the benefits of, the Parties hereto and their respective permitted successors and assigns.

25.	REMEDIES
Except as otherwise expressly provided herein, the remedies accorded to die Parties under this Agreement are cumulative and in addition to those provided by law, in equity or elsewhere in this Agreement.

26.	COUNTERPARTS
This Agreement may be executed in one or more counterparts, each of which when executed and delivered will be deemed an original and all of which together will constitute one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission is deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

27.	ELECTRONIC SIGNATURE
The Parties agree that this Agreement may be electrically signed and that the electronic signatures appearing on this Agreement are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

28.	ENTIRE AGREEMENT
This Agreement, the appendixes attached hereto, and the Quality Agreements constitute the entire agreement between the Parties concerning the subject matter contained in this Agreement and supersede all written or oral prior agreements or understanding with respect thereto. No variation or modification of any of the terms or appendixes of this Agreement or any waiver of the terms or provisions hereof shall be valid unless in writing and signed by an authorized representative of each Party

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Signatures begin on the next page.

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IN WITNESS WHEREOE, the Parties intending to be legally bound have caused this Agreement to be executed by their duly authorized officers or representatives.
XERIS PHARMACEUTICALS, INC.
By: /s/ Paul Edick
Name: Paul Edick
Title: Chief Executive Officer
SHL PHARMA LLC
By: /s/ Peter Noolandi
Name: Peter Noolandi
Title: Managing Director

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

APPENDIX A
Product Attributes

1.	Product Overview
[***].

2.	Device
The Device delivery system [***] form of sub-assemblies sourced by SIIL from. Scandinavian Health, suitable for housing Customer’s Primary Packaging, inclusive of all components, assembly steps and quality release steps, and as developed under the Joint Development Agreement. Devices manufactured as part of the Services shall meet Device and Product specifications according to the Quality Agreements.

3.	Primary Packaging

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***] [***]
[***]	[***]
[***]	[***]
[***]	[***] [***]
[***]	[***]
[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

4.	Secondary and Bulk Packaging

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Product requires a Customer approved label to be placed on the assembled Product. Labelled Product shall be placed in plastic trays, and trays shall be placed into foil bag [***]. Shipment of the sealed trays/pouches shall be in accordance with Product specifications according to the Quality Agreements.

5.	Customer Materials
Customer is responsible for the supply of the [***]. Primary Packaging will be provided by Customer in sufficient quantities as needed for SHL to perform the Services.

6.	SHL Materials
SHL is responsible for the supply of the Device sub-assemblies from Scandinavian Health, assembly of the Products, Product labeling and bulk secondary packaging. Product will be provided by SHL in sufficient quantities as needed for Customer to test or perform final packaging of the Product.

7.	Minimum Batch / Purchase Order Quantity
Customer shall use good faith efforts to forecast and order quantities of Product consistent with expected batch yields [***] from Primary Packaging manufacturing. Expected Primary Packaging batch sizes [***], which Parties may agree to adjust from time to time, The minimum Purchase Order quantity (“MOQ”) for any single order shall be [***] with Purchase Orders less than the MOQ being subject to a surcharge to be negotiated in good faith between the Parties.

8.	Capacity Commitment
Unless otherwise agreed to in writing by the Parties, monthly volumes for Product and Device sub-assemblies shall not exceed [***] and annual volume for Product and Device sub-assemblies shall not exceed [***]. The JSC shall review Customer’s Long Term Forecast and the Capacity Commitment annually and Parties agree to work together in good faith to adjust the Capacity Commitment to support Customer’s Long Term Forecast.

9.	Safety Stock
SHL shall maintain a minimum [***] Safety Stock of Device subassemblies, device labels, and Product bulk packaging, based upon the monthly average derived from the [***] of the Customer’s latest Rolling Forecast at no charge to customer. [***], SHL shall establish and maintain an additional Safety Stock of [***] (approximately [***] sets) of Device sub-assemblies at the [***] to mitigate supply risk and Customer shall pay SHL an annual separate fee of [***] to warehouse such Safety Stock. The quantity and cost for maintaining such [***] shall be reviewed annually and updated as required by the JSC. Upon termination of this Agreement for any reason, Customer shall be obligated to purchase all of the Safety Stock.

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10.	Storage Conditions
[***].

11.	Prices
The Prices of the Products in United States dollars shall be as follows, on a per-unit basis, based on each item of the Services, as shown below:

Finished Goods Batch Size	Annual Product Volume Tier
	<500K	500K - 1M	>1M - 1.5M	>1.5M - 2M
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

*Batch size results In an additional [***] lot setup/changeover fee.
**Batch size results in an additional [***] lot setup/changeover fee.
For the avoidance of doubt, the above Prices shall be adjusted as noted for the following situations:

•
SHL shall be entitled to a [***] higher unit Price if Customer delivers a batch quantity of Primary Packaging for a related Purchase Order that is more than [***] as described herein, in accordance with Section 5.15.

•	SHL shall be entitled to a [***] higher unit Price if Customer [***] prior to scheduled Purchase Order delivery, in accordance with Section 5.2.4.

•	Customer shall be entitled to a [***] on a Purchase Order, in accordance with Section 6.6.
For the avoidance of doubt, the above prices shall include the following:

•	Manufacturing of the Device sub-assemblies;

•	Transportation of the Device sub-assemblies from the Facility in Taiwan to the Facility at Deerfield Beach;

•	Assembly of the Primary Packaging and Device sub-assemblies into Products;

•	Applying a label, batch number and expiration date on die outside of the assembled Product (including label and printing inspection/verification);

•	Packaging labeled Product into bulk foil pouches, labeling bulk pouches, packing bulk pouches into corrugated shippers, and palletization;

•	Quality Control testing of Device sub-assembles and Product via generally accepted statistical methods;

•	Certificate of conformance (which includes a certificate of analysis);

•	GMP-required retention samples of die Products;

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

•	Routine sampling, analysis and release as part of Device sub-assembly manufacturing and Product assembly;

•	Routine maintenance and calibration of equipment and facilities.

12.	Joint Steering Committee

Customer Member / Title	SHL Member/Title
Roger Keding, VP Supply Chain	Peter Noolandi, Managing Director, SHL, Pharma
Peter Knauer, VP CMC & Quality	James Haynes, Dir Regulatory & Compliance
Abe Germansderfer, Sr Dir Process Development
Andrea Grief, Sr Dir, Quality Assurance	Todd Sunstrom, Sr Mgr Quality
Phil Estepa, Dir Device Development	Don Rogers, Sr Dir Program Management
Ron Mihalcean, Sr Dir Supply Operations	Parish Pansuria, Dir Operations
Steve Pieper, VP Finance	Taras Seniuch, Dir Business Development

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